EXHIBIT 10.1



                                 LEASE AGREEMENT

                                     between

                        JACKSONVILLE CONCOURSE II, LTD.,
                          a Florida limited partnership

                                       and

                           THE SAGEMARK COMPANIES LTD.
                             A New York Corporation

                             Date: January 26, 2006

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                                SUMMARY OF LEASE

THIS DOCUMENT IS MERELY A SUMMARY AND ANY PROVISIONS OF THE LEASE AND OTHER AGREEMENTS BETWEEN LANDLORD AND TENANT SHALL PREVAIL OVER CONFLICTING PROVISIONS CONTAINED HEREIN.

(A) LANDLORD'S
    MAILING ADDRESS:          6675 Corporate Center Parkway, Suite 100
                              Jacksonville, FL 32216

(B) TENANT'S NAME:            The Sagemark Companies Ltd.

    MAILING ADDRESS:          1285 Avenue of the Americas, 35th Floor
                              New York, New York 10019

(C) PREMISES:                 approximately 3,740 rentable square feet within
                              The Concourse II, 5210 Belfort Road, Suite 130
                              Jacksonville, FL 32256

(D) TERM:                     One hundred- twenty (120) months

(E) COMMENCEMENT DATE:        The later of April 1, 2006 or the date Landlord
                              notifies Tenant that the Initial Leasehold
                              Improvements have been substantially completed and the Premises are ready for occupancy (including completion of such improvements to the extent that it allows the installation of Tenant's PET scanner as per the manufacturer's requirements), and as confirmed in a Commencement Date Certificate.

    EXPIRATION DATE:          The later of March 30, 2016, or 120 months after
                              the Commencement Date or as reflected in the Commencement Date Certificate.

(F) FIRST YEAR BASE RENT:     $19.00 per rentable square foot

(G) OPERATING EXPENSES STOP:  $6.88 per rentable square foot (i.e., Tenant only pays its proportionate share of Operating Expenses to the extent of the excess over $6.88 per rentable square foot

(H) SECURITY/DAMAGE DEPOSIT:  $5,921.67

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(I) PERMITTED USE:            Operations of a PET Imaging Center to include
                              Office and Administrative use

(J) EXHIBITS:                 The following exhibits attached to this Lease are
                              hereby incorporated herein and made a part hereof

    EXHIBIT "A"  -   Premises
    EXHIBIT "B"  -   Estoppel Certificate
    EXHIBIT "C"  -   Rules and Regulations
    EXHIBIT "D"  -   Approved Floor Plan
    EXHIBIT "E"  -   Tenant Improvement Specifications
    EXHIBIT "F"  -   Subordination, Non-Disturbance & Attornment Agreement
    EXHIBIT "G"  -   Janitorial Services Cleaning Specifications


Please make all checks payable to:   Jacksonville Concourse II, Ltd.
                                     c/o Hallmark Partners
                                     6675 Corporate Center Parkway, Suite 100
                                     Jacksonville, Florida 32216

PLEASE INCLUDE JACKSONVILLE CONCOURSE II, LTD. AS AN ADDITIONAL INSURED ON ALL INSURANCE POLICIES.

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                                 LEASE AGREEMENT

THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into the 26th day of January, 2006, by and between JACKSONVILLE CONCOURSE II, Ltd., a Florida limited partnership (hereinafter referred to as "Landlord") and THE SAGEMARK COMPANIES LTD., a New York corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

THAT LANDLORD, in consideration of the rents and agreements hereafter promised and agreed by Tenant to be paid and performed, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Premises described herein, subject to the following terms.

                                    ARTICLE I

                          DESCRIPTION OF PROPERTY; TERM

     Section 1.1 Description of Property. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space located on the first floor in the Building known as Concourse II located at 5210 Belfort Road, Jacksonville, Florida (the "Building") and designated as Suite 130 (the "Premises"). A depiction of the Premises is attached hereto as Exhibit "A". The total square footage of the Premises is approximately 3,740 square feet, subject to final calculation by the Project Architect based upon the as-built Premises. During the Term, Tenant shall have the right to use in common with other tenants of the Building, their invitees, customers and employees, the lobby areas, stairways, elevators, hallways, lavatories and all other parts of the Building designated by Landlord as common areas together with the parking areas appurtenant to the Building. All of the land and real property underlying the Building or adjacent thereto, with all improvements thereto including the Building, and used in connection with the operation of the Building, together with the parking areas appurtenant to the Building, shall be referred to herein as the "Property".

     Section 1.2 Term. Tenant shall have and hold the Premises for a term of one hundred twenty (120) months (hereinafter referred to as the "Term" or "Lease Term"), commencing upon the later of the substantial completion of the Initial Leasehold Improvements to the Premises, as hereinafter provided or April 1, 2006 (the "Commencement Date") and expiring one-hundred-twenty (120) months thereafter (the "Expiration Date"). In the event the Commencement Date occurs on a day other than the first day of a calendar month, the first Base Rent and Additional Rent (hereinafter defined) payment shall be in the amount of the Base Rent and Additional Rent for the next full calendar month plus the prorated Base Rent and Additional Rent for the calendar month in which the Term of this Lease

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commences, such payment to be due on the Commencement Date. The parties hereto agree that when the dates of commencement and termination of this Lease are determined, and the exact square footage of the Premises is determined, they will execute an Estoppel Certificate in the form attached hereto as Exhibit "B", certifying such information. If Tenant fails or refuses to execute the Estoppel Certificate within ten (10) business days after written request therefore by Landlord to Tenant, then Landlord's determination of such dates and amounts shall be deemed conclusive as to such matters.

                                   ARTICLE II

                                    BASE RENT

     Section 2.1 Base Rent; Late Charge; Sales Tax. Tenant agrees to pay Landlord base rent for the first year of the Lease Term in the amount of $71,060.04, (based on $19.00 per rentable square foot) subject to revision based on actual square rentable footage as determined by the Project Architect utilizing the Final Approved Floor Plan, for the Premises (the "Base Rent"), payable in twelve (12) equal monthly installments of $5,921.67 on or before the first day of each and every month during the first year of the Lease Term. In addition, Tenant agrees to pay Additional Rent (hereafter defined) as provided in Article III below (the Base Rent and Additional Rent shall be considered Rent as that term is used in Florida Statute Chapter 83 and shall sometimes be collectively referred to herein as the "Rent"). The Rent shall be paid by Tenant without demand, offset or deduction. In the event any monthly Rent payment is not paid on or before the fifth business day of each month, Tenant agrees to pay a late charge of One Thousand Dollars ($1,000.00). Tenant further agrees that the late charge assessed pursuant to this Lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant, and may be treated by Landlord as Additional Rent owed by Tenant. Tenant shall pay to Landlord all sales, use or other taxes pertaining to the Rent which shall be remitted by Landlord to the Florida Department of Revenue or other appropriate taxing authority.

     Section 2.2 Base Rent Adjustment. Commencing on the first anniversary of the Commencement Date (provided such anniversary date falls on the first day of the month, otherwise on the first day of the following month) and each and every anniversary thereafter (each a "Lease Year"), the Base Rent shall increase on an annual basis as hereinafter provided. Tenant agrees to pay to Landlord, during each ensuing Lease Year, a new adjusted Base Rent in an amount which is equal to
(a) the Base Rent for the preceding Lease Year plus (b) the product of (i) the capital portion of the Base Rent, which is $12.12 per square foot, and (ii) three percent (3%).

     Section 2.3 Place of Payment. All payments of Rent shall be payable to Landlord, c/o Hallmark Partners, Inc., 6675 Corporate Center Parkway, Suite 100, Jacksonville, Florida 32216, or at such other place as Landlord may, from time to time, designate in writing to Tenant prior to the due date therefor. All Rent shall be payable in current legal tender of the United States, as the same is

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then by law constituted. Any extension, indulgence, or waiver granted or permitted by Landlord in the time, manner or mode of payment of Rent, upon any one (1) or more occasions, shall not be construed as a continuing extension, indulgence or waiver by Landlord.

                                   ARTICLE III

                                 ADDITIONAL RENT

     Section 3.1 Additional Rent. Tenant, on the first day of each month during the Term, shall pay to Landlord, as Additional Rent, without demand, offset or deduction, an amount equal to 1/12 of its proportionate share ("Tenant's Proportionate Share") of the budgeted Operating Expenses as calculated by Landlord (prorated for any partial month) to the extent such Operating Expenses exceed the Operating Expense Stop. In addition, Tenant shall pay the full cost of any items billed on a per square foot basis, (which items will not, therefore, be considered Operating Expenses). For purposes of calculating Additional Rent, the following terms shall have the meanings set forth below:

          (i) Operating Expenses. All expenses relating to the operation and maintenance of the Property (exclusive of any expenses relating to any other tenant's premises), including without limitation the following:

               (a) Wages and salaries of all persons engaged in the maintenance and operation of the Property, including social security taxes and all other taxes which may be levied against Landlord;

               (b) Medical and general benefits for all Building employees, pension payments and other fringe benefits;

               (c) Administrative expenses and charges;

               (d) All insurance premiums;

               (e) Stand-by sprinkler charges, water charges and sewer charges;

               (f) Electricity and fuel used in the heating, ventilation, air-conditioning, lighting and all other operations of the Property;

               (g) Trash removal and recycling expenses;

               (h) Painting of all common areas within the Property, including painting, striping and the provision of signage on all pavement curbs, walkways, driveways and parking areas;

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               (i) Window cleaning, janitorial services and related equipment and supplies;

               (j) Management fees incurred in the operation of the Property;

               (k) Cleaning, maintenance and repair of the Property;

               (l) Maintenance and service contracts;

               (m) Tools, equipment and supplies necessary for the performance of repairs and maintenance (which are not required to be capitalized for federal income tax purposes);

               (n) Maintenance and repair of all mechanical, electrical and intrabuilding network cabling equipment in or upon the Property;

               (o) Cleaning, maintenance and repair of elevators, restrooms, lobbies, hallways and other common areas of the Building;

               (p) Cleaning, maintenance and repair of pavement, curbs, walkways, lighting facilities, landscaping, driveways, parking areas and drainage areas upon and adjacent to the Property;

               (q) Personal property taxes;

               (r) Real estate taxes assessed against the Property. The term "real estate taxes" shall mean any tax or assessment levied, assessed or imposed at any time by any governmental authority upon or against the Property or any part thereof, any tax or assessment levied, or any franchise, income, profit or other tax or governmental imposition levied, assessed or imposed against or upon Landlord in substitution in whole or in part for any tax or assessment against or upon the Property or any part thereof;

               (s) Assessments for public improvements imposed against the Property;

               (t) All other costs and expenses which would be considered as an expense of cleaning, maintaining, operating or repairing the Property;

               (u) A reasonable amortization cost due to any capital expenditures incurred to reduce or limit operating expenses of the Property;

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               (v) The amortized portion of any cost or expense for any capital expenditure which may be required by governmental authority for any reason, or which may be required by Landlord's insurance carrier;

               (w) Any and all costs associated with providing and maintaining security for the Property, including any security systems and security personnel; and

               (x) Any and all costs associated with any governmental taxes, levies or impositions arising after the execution of this Lease

          (ii) Operating Expense Stop. $6.88 per square foot of the Premises (i.e., Tenant only pays its proportionate share of Operating Expenses to the extent of the excess over $6.88 per rentable square foot).

          (iii) Tenant's Proportionate Share. A fraction having as a numerator the total rentable square footage of the Premises at any given time and a denominator of the total rentable square footage in the Building. (3,740 square feet divided by 96,049 square feet = 3.9%)

     Section 3.2 Operating Expense Budget. Landlord shall furnish to Tenant on or before February 1 of each calendar year of the Term, a budget setting forth Landlord's estimate of Operating Expenses for the subject calendar year. Operating Expenses shall be calculated based upon the higher of the actual occupancy of the Building for the calendar year or an assumed occupancy rate of 95%. If there shall be any increase in the Operating Expenses for any calendar year, whether during or after such year, Landlord shall furnish to Tenant a revised budget and the Operating Expenses shall be adjusted and paid or credited, as the case may be. If a calendar year ends after the expiration or termination of this Lease, the Additional Rent payable hereunder shall be prorated to correspond to that portion of the calendar year occurring within the Term.

     Section 3.3 Adjustments to Operating Expenses. Within 120 days after the end of each calendar year, Landlord shall furnish to Tenant an operating statement showing the actual Operating Expenses incurred for the preceding calendar year. Tenant shall either receive a refund or be assessed an additional sum based upon the difference between Tenant's Proportionate Share of the actual Operating Expenses over and above the Operating Expense Stop and the Additional Rent payments made by Tenant during said year. Any additional sum owed by Tenant to Landlord shall be paid within ten (10) days of receipt of assessment. Any refund owed by Landlord to Tenant shall be credited toward Tenant's next month's Rent payment (except for any refund due with respect to the last lease year which will be paid to Tenant within thirty (30) days after the Expiration Date). Each operating statement given by Landlord shall be conclusive and binding upon Tenant unless, within thirty (30) days after Tenant's receipt thereof, Tenant shall notify Landlord that it disputes the accuracy of said operating statement.

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In such case, Tenant shall have the right, at its expense to audit said statement. Failure of Landlord to submit the written statement referred to herein shall not waive any rights of Landlord, unless such statement is not submitted within one year from the end of the prior calendar year.

     Section 3.4 Initial Estimated Operating Expenses. During the period from the Commencement Date through December 31, 2006, the Initial Estimated Operating Expenses shall be $6.88 per rentable square foot. This is an estimate of the actual Operating Expenses for such period. Not later than 120 days after the end of such calendar year, Landlord shall compute the actual Operating Expenses incurred during such period. Tenant may either receive a refund or be assessed an additional sum based upon the difference between Tenant's Proportionate Share of the actual Initial Estimated Operating Expenses and the payments of Operating Expenses made by Tenant during such period. Any additional sum owed by Tenant to Landlord shall be paid within ten (10) days of receipt of assessment.


                                   ARTICLE IV

                             SECURITY/DAMAGE DEPOSIT

     Section 4.1 Security/Damage Deposit. Simultaneously with the execution of the Lease, Tenant shall pay the sum of $5,921.67 to Landlord, which shall be held by Landlord as security for the performance by Tenant of all of the terms, covenants and conditions of the Lease. It is expressly understood that such deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in the event of default by Tenant. Landlord shall have the right to apply all or any part of the security deposit against any damage, injury, expense or liability incurred by Landlord as a result of Tenant's default, including, but not limited to: (a) unreasonable wear and tear of the Premises; (b) loss or damage to the Premises or other property of the Landlord caused by Tenant, Tenant's officers, employees, agents invitee, or licensees;
(c) the cost of restoring the Premises, except for reasonable wear and tear, to the same condition it was in at the time Tenant took occupancy thereof; and (d) Rent payments which remain due and owing beyond any applicable grace period. Landlord shall not be limited in pursuing Landlord's remedies against Tenant for costs, losses or damages to the Premises or to any other property of Landlord for any such costs, losses or damages which are in excess of the above described security deposit. Such money shall bear no interest and may be commingled with other security deposits or funds of Landlord. Landlord will refund to Tenant any unused portion of the Security Deposit within thirty (30) days after the Expiration Date.

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                                    ARTICLE V

                                 USE OF PREMISES

     Section 5.1 Use of Premises. Tenant shall use the Premises for the operating of a PET Imaging Center and general office and administrative use only and no other purpose without first obtaining the written consent of Landlord. Tenant will not use or permit the use of the Premises or any part thereof for any unlawful purpose, or in violation of any ordinances, laws, rules or regulations of any governmental body or of Landlord's Rules and Regulations as provided for in Exhibit "C" to this Lease. Landlord may make reasonable revisions to the Rules and Regulations from time to time as it deems to be in the best interests of the Building and its tenants. Tenant shall not do or permit any act which would constitute a public or private nuisance or waste or which would be a nuisance or annoyance or cause damage to Landlord or Landlord's other tenants or which would invalidate any policies of insurance or increase the premiums thereof now or hereafter written on the Building and/or Premises.

                                   ARTICLE VI

                                     PARKING

     Section 6.1 Parking. There shall be available at the Property on a first come first served basis, parking free of charge, for the non-exclusive use of Tenant.

                                   ARTICLE VII

                             COMPLETION OF PREMISES

     Section 7.1 Initial Leasehold Improvements. The Premises shall be completed and prepared for Tenant's occupancy by Landlord, in accordance with the Approved Floor Plan and the Tenant Improvement Specifications which shall be prepared by Tenant's architect and provided to Landlord for approval and in quantities to facilitate Landlord's ability to secure at least two (2) construction bids for the work to be performed. Landlord will obtain Tenant's approval of each such bid proposed to be accepted by Landlord and the construction contract (the "Construction Contract") to be entered into between Landlord and the contractor (the "Contractor") who will construct and install the improvements to the Premises (the "Initial Leasehold Improvements"). Landlord will pay the Contractor $56,487 towards the facilities, materials and work for the Initial Leasehold Improvements to be furnished, installed and performed in the Premises by Contractor ("Landlord's Allowance"). The balance of the amount payable to the Contractor for such facilities, improvements, materials and work for the Initial Leasehold Improvements which the Contractor shall be complete under such Construction Contract between such Contractor and Landlord, shall be paid for by Tenant (the "Tenant Work Payment"), one-half at the time Tenant approves such Construction Contract and one-half upon the substantial completion of the installation of the Initial Leasehold Improvements at the Premises by the Contractor (including the completion of such improvements to the extent that it allows the installation of Tenant's PET scanner as per the manufacturer's

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requirements) and promptly upon receipt of an invoice from Landlord therefor. In addition, all costs incurred to equip, decorate and furnish the Premises for Tenant's occupancy shall be paid by Tenant.

     Section 7.2 Completion by Landlord; Commencement Date. The Premises shall be deemed ready for occupancy on the date Landlord notifies Tenant that the installation of the Initial Leasehold Improvements in the Premises are substantially complete (including the completion of such improvements to the extent that it allows the installation of Tenant's PET scanner as per the manufacturer's requirements) notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Premises. Landlord shall give Tenant at least ten (10) days notice of the date on which Landlord estimates that such Initial Leasehold Improvements will be substantially completed and Tenant shall occupy the Premises promptly thereafter. The "Commencement Date" shall be the date Landlord specifies in its notice to Tenant that the Initial Leasehold Improvements have been substantially completed in accordance with the Construction Contract (specifying what work remains to be completed by the Contractor, "the Punch List") and the Premises are ready for occupancy by Tenant.

     Section 7.3 Delay by Tenant. Based upon the Approved Floor Plan, Landlord shall prepare and deliver to Tenant, the time frame for completion of the Initial Leasehold Improvements (the "Critical Path"). If substantial completion of the Premises by Landlord is delayed due to any one or more of the following:

(a) Tenant's failure to furnish, approve, or authorize any plans beyond the time period provided in the Critical Path to be provided or other time period/limits set forth herein;

(b) Tenant's delay or failure in submitting to Landlord any information, authorization, or approvals in compliance within the time limits set forth in the Critical Path, including, without limitation, any information required to prepare plans;

(c) Changes in or additions to plans as requested by Tenant resulting in a delay beyond the dates set forth in the Critical Path;

(d) The performance or completion of any work in the Premises by Tenant or any person, firm or corporation employed by Tenant;

(e) Tenant's request for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of substantial completion of the Premises by Landlord as set forth herein;

(f) Tenant's failure to pay, when due, any amounts required to be paid by Tenant pursuant to this Lease;

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(g) Tenant's failure to comply with all federal, state, or local laws or regulations, including, without limitation, all codes and ordinances;

(h) Tenant's request for additional bidding or rebidding of the cost of all or a portion of the completion of the Premises beyond the dates set forth in the Critical Path;

(i) Changes or postponements requested by Tenant to the work being completed

(j) Any error in plans or other documents caused by Tenant, or its employees or Agents; and

(k) Any other act or omission of Tenant, or its employees or agents which, in Landlord's reasonable opinion, will result in delays beyond the dates set forth in the Critical Path.

Notwithstanding the foregoing, Tenant commits that its architect shall provide to Landlord complete plans and specifications for its intended Initial Leasehold Improvements to the Premises in quantities sufficient to secure at least two (2) construction bids from contractors and their respective subcontractors within five (5) business days starting from the first Friday after the full execution of the Lease.

Then the Premises shall be deemed ready for occupancy on the date it would have been ready, but for such delay, and Rent shall commence as of such earlier date. Any changes to floor plans after Landlord and Tenant have agreed to the Approved Floor Plan shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, and furthermore, Tenant shall pay for any additional costs that may be incurred by Landlord which are caused by the changes so requested by Tenant.

     Section 7.4 Acceptance of Premises. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the condition of the Premises. The taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises were in good and satisfactory condition at the time such possession was taken, except for the minor insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date. If Landlord shall give Tenant permission to enter into possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions, and provisions of this Lease, including the execution of the Estoppel Certificates. Notwithstanding the foregoing, Landlord acknowledges that Tenant, its architect, designer or other vendor involved with the construction of the Initial Leasehold Improvements may from time to time during the course of construction need to inspect the Premises. Such access shall be permitted and coordinated by Landlord's Property Manager or Landlord representative.

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                                  ARTICLE VIII

                         LANDLORD AND TENANT OBLIGATIONS

     Section 8.1 Landlord Repairs. Landlord will not be required to make any improvements, replacements or repairs of any kind or character to the Premises during the Term of this Lease, except as are set forth in this Section or in
Section 7.1. Landlord will maintain only the roof, foundation, parking and Common Areas, the structural soundness of the exterior walls and air conditioning and heating equipment, mechanical doors and other mechanical equipment serving the Building(s) generally. Landlord's cost of maintaining the items set forth in this Section is subject to the Additional Rent provisions of
Article III herein. Landlord will not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant will not be entitled to any damages nor to any abatement or reduction of Rent by reason of any repair, alterations or additions made by Landlord under this Lease.

     Section 8.2 Tenant Repairs. Tenant will, at its direct expense, maintain the Premises in a first class condition (except for ordinary wear and tear and those items listed under Section 8.1 above). Without limiting the generality of the foregoing, Tenant will maintain and keep in good repair (subject to ordinary wear and tear and including replacement when necessary):

     (a)  The interior of the Premises, including walls, floors and ceilings;

     (b)  All windows and doors, including frames, glass, molding and hardware;

     (c) All wires, cabling and plumbing within the Premises which service the Premises (as distinguished from those serving the Building(s) generally);

     (d) All signs, air conditioning and heating equipment (see attached Rules and Regulations for service requirements), mechanical doors and other mechanical equipment situated on or in the Premises or serving the Premises (as distinguished from those serving the Building(s) generally); and

     (e) Those utility facilities that serve the Premises and are not maintained by Landlord

Tenant will further make all other repairs to the Premises made necessary by Tenant's failure to comply with its obligations under this Section. All fixtures installed by Tenant will be new or will have been completely and recently reconditioned.

     Section 8.3 Request for Repairs. All requests for repairs or maintenance to Landlord pursuant to Section 8.1 above must be made in writing to Landlord.

     Section 8.4 Tenant Damages. Tenant will not allow any damage to occur on any portion of the Premises, and at the termination of this Lease, by lapse of

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time or otherwise, Tenant will deliver the Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the Premises will be borne by Tenant.

     Section 8.5 Floor Loads; Noise and Vibration. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise, electrical interference or vibration that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber, or spring-type vibration eliminators sufficient to eliminate such noise, electrical interference or vibration. Landlord acknowledges that Tenant's PET scanner does not violate the provisions of this Section. Both Parties agree that any installation requirement to further mitigate concerns regarding vibration recommended by Landlord's architect or Tenant's installer shall be included in the Initial Leasehold Improvements.

     Section 8.6 Services. Landlord shall furnish to the Premises reasonable quantities of heat, ventilation and air conditioning ("HVAC"), electricity, elevator service and water at all times during the Term from 8 a.m. to 6 p.m. on weekdays. On Saturdays, Sundays, New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day such service shall not be provided by Landlord. Landlord will provide after-hour HVAC service upon reasonable advance request and Tenant will be charged an hourly rate of $25.00 per hour/per unit, subject to increase based upon increases in Jacksonville Electric Authority's charge per Kilowatt hour for electrical service that takes place subsequent to execution of this Lease. Electricity, water and elevator service will be provided at all times, subject to matters beyond the reasonable control of Landlord.

Tenant shall not without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment to the Building's electrical system which would materially, in Landlord's reasonable opinion, increase Tenant's electrical consumption Landlord and Tenant acknowledge that Tenant's PET scanner will be separately metered or submetered for electrical consumption together with any auxiliary heating, ventilation and air conditioning required to the Premises as a result of its' operation. Such separately metered electrical consumption shall be paid by Tenant directly to the utility provider. Should Landlord grant such consent, all additional risers or other equipment required shall be provided by Landlord and the cost thereof shall be paid by Tenant within 10 days after being billed therefor. As a condition to granting such consent, Landlord may require Tenant to agree to pay, as an additional Operating Expense, an amount adequate to compensate for the additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipment, as determined by Landlord from time to time.

     Section 8.7 Janitorial Services. Landlord shall cause the Premises, including the exterior and interior of the windows thereof, to be cleaned in a manner standard to the Building and per the Janitorial Services Cleaning Specifications attached hereto as Exhibit G. Tenant shall pay to Landlord on demand, the additional cost incurred by Landlord for: (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or subtenants or its employees or visitors; (ii) the use of portions of the Premises for purposes requiring greater or more difficult cleaning work than normal office areas; (iii) interior glass partitions or unusual quantity of interior glass surfaces, and (iv) non-building standard materials or finishes installed by Tenant or at its request; (b) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord's standard cleaning times; and (c) the use of the Premises by Tenant other than during business hours on business days.

     Section 8.8 Telephone and Cable. Tenant shall be solely responsible for all telephone, television, cabling and other communication equipment, materials and expenses incurred in connection with Tenant's use of the Premises, including but not limited to installation, operation and removal thereof. Landlord shall provide base telephone services to the Building.

                                   ARTICLE IX

                        LANDLORD'S AND TENANT'S PROPERTY

     Section 9.1 Landlord's Property. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of, or during the Term of this Lease, including carpeting or other similar personal property, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, and shall be deemed the property of Landlord ("Landlord's Property") and shall not be removed by Tenant except as set forth herein. Landlord acknowledges that Tenant's PET scanning equipment is not considered Landlord's Property.

     Section 9.2 Tenant's Property. All business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without damage to the Premises or any structural damage to the Building, and all furniture, furnishings, cabling and other articles of moveable personal property owned by Tenant and located in the Premises (hereinafter collectively referred to as "Tenant's Property") shall remain the property of Tenant (including Tenant's PET scanning equipment) and may be removed by Tenant at any time during the Term of this Lease. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof and restore the Premises to the same physical condition and layout as existed at the time Tenant was given possession of the Premises. The Initial Leasehold Improvements shall not be considered Tenant's Property and shall be deemed the property of Landlord.

     Section 9.3 Removal of Tenant's Property. At or before the Expiration Date of this Lease, or within five (5) days after any earlier termination hereof, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property, and shall restore the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, reasonable wear and tear excepted. Any other items of Tenant's Property which shall remain in the Premises after the Expiration Date of this Lease, or after a period of five (5) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by, or otherwise disposed of by Landlord. Landlord may request Tenant to remove and pay to Landlord the cost of repairing any damage to the Premises or the Building resulting from any installation and/or removal of Tenant's Property and the cost of restoring the Premises to the same physical condition and layout as they existed at the time Tenant was given possession of the Premises, reasonable wear and tear excepted. Notwithstanding the foregoing, Landlord has reviewed and approved the GE Healthcare Financial Services Waiver form (the "Waiver") provided by Tenant and shall execute same in conjunction with this Lease between the parties as proposed herein. To the extent of any inconsistency between the terms of this Lease and the terms of the Waiver relating to Tenant's PET scanner, the terms of the Waiver shall control.

                                    ARTICLE X

                                    INSURANCE

     Section 10.1 Tenant's Insurance.

     (a) Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, for the protection of Landlord and Tenant, public liability insurance (comprehensive general liability or commercial general liability) including contractual liability insurance, with a combined personal injury and property damage limit of not less than Five Million Dollars ($5,000,000.00) (combined single limit), insuring against all liability of Tenant and its representatives arising out of and in connection with Tenant's use or occupancy of the Property. Landlord and Landlord's Superior Mortgagee (as their interest shall appear) shall be named as additional insureds.

     (b) Tenant shall, at its cost and expense, obtain and maintain at all times during the Term, fire and extended coverage insurance on the Premises and its contents, including any leasehold improvements made by Tenant in an amount sufficient so that no co-insurance penalty shall be invoked in case of loss.

     (c) Tenant shall increase its insurance coverage, as required, but not more frequently than each calendar year if, in the reasonable opinion of Landlord or any mortgagee of Landlord, the amount of public liability and/or property damage insurance coverage at that time is not adequate.

     Section 10.2 Landlord's Insurance. Landlord, at its expense, shall maintain in force during the Term:

     (a) comprehensive general public liability insurance, which shall include coverage for personal liability, contractual liability, Landlord's legal liability, bodily injury (including death) and property damage, all on an occurrence basis with respect to the Property with coverage for any one occurrence or claim of not less than Five Million Dollars ($5,000,000) (combined single limit) or such higher amount as the Superior Mortgagee may from time to time require, with Tenant being named as an additional insured; and

     (b) fire and extended coverage insurance, with an agreed amount endorsement and for the full replacement value of the Building for the replacement value of the leasehold improvement to the Premises made by Landlord (whether or not reimbursed by Tenant).

     Section 10.3 Insurance Criteria. All insurance required under this Lease shall be issued by insurance companies licensed to do business in the jurisdiction where the Property is located. Such companies shall have a policyholder rating of at least "B+" and be assigned a financial size category of at least "Class VIII" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies. Each policy shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Landlord before cancellation or any change in the coverage, scope or amount of any policy. Each policy, or a certificate showing it is in effect, together with evidence of payment of premiums, shall be deposited with Landlord on or before the Commencement Date, and renewal certificates or copies of renewal policies shall be delivered to Landlord at least thirty (30) days prior to the expiration date of any policy.

     Section 10.4 Evidence of Insurance. Prior to the Commencement Date and upon each renewal of its insurance policies, each party shall give certificates of insurance to the other party. The certificate shall specify amounts, types of coverage and the waiver of subrogation. The policies shall be renewed or replaced and maintained by the party responsible for that policy. If either party fails to give the required certificate within thirty (30) days after written notice of demand for it, the other party may obtain and pay for that insurance and receive reimbursement from the party required to have insurance, plus interest on the amounts advanced at 18% simple interest per annum.

     Section 10.5 Insurance Risk Increases. If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of

Tenant or by anyone Tenant permits on the Premises where such usage is for other than general office use and would, in the underwriter's reasonable opinion, increase the risk of fire or other casualty (Landlord acknowledging that Tenant's PET scanning equipment does not so increase any such risk), and if Tenant fails to remedy the condition within a reasonable time after notice thereof, Landlord may at its option, either terminate this Lease (but only after written notice) or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises from such entry.

     Section 10.6 Waiver of Subrogation. All policies covering real or personal property which either party obtains affecting the Property shall include a clause or endorsement denying the insurer any rights of subrogation or recovery against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant hereby waive any rights of subrogation or recovery against the other for damage or loss to their respective property due to hazards covered or which should be covered by policies of insurance obtained or which should be or have been obtained pursuant to this Lease, to the extent of the injury or loss covered thereby assuming that any deductible shall be deemed to be insurance coverage.

     Section 10.7 Destruction of the Premises or Building. If, during the Term hereof, the Premises are damaged by reason of fire or other casualty, Tenant shall give immediate notice thereof to Landlord. Subject to the prior rights of any mortgagee, Landlord shall restore the Premises to substantially the same condition they were in immediately before said destruction. Landlord shall provide its opinion within sixty (60) days of the casualty. If, in Landlord's reasonable opinion, the restoration can be accomplished within 270 calendar days after the date Landlord receives notice of the destruction, such destruction shall not result in a termination of this Lease. If, in Landlord's reasonable opinion, the restoration cannot be performed within the time stated in this paragraph, then within thirty (30) days after the determination or the date the determination was due that the restoration cannot be completed within said time, Landlord or Tenant may terminate this Lease upon thirty (30) days notice to the other party. If Landlord fails to terminate this Lease and restoration is permitted under existing laws, Landlord shall restore the Premises within a reasonable period of time not exceeding 270 calendar days from the date of the casualty, and this Lease shall continue in full force and effect. Rent shall be abated during the period in which the Premises (or portion thereof on a prorated basis) are rendered untenantable as a result of such damage, unless said damage was caused by the negligence or intentional wrongful act of Tenant or its officers, employees, agents or invitees. Should Landlord elect to terminate this Lease, the entire insurance proceeds shall be and remain the outright property of Landlord, subject to the prior rights of any mortgagee and except any proceeds received for Tenant's Property, or proceeds received from Tenant's business interruption insurance, if any.

     In the event that the Building has been damaged or destroyed by fire or other casualty to the extent that the cost of restoration of the Building will exceed a sum constituting fifty percent (50%) of the total replacement cost thereof, Landlord shall have the right to terminate this Lease provided that notice thereof is given to Tenant not later than sixty (60) days after such damage or destruction and Landlord elects not to restore the Building and terminates all other leases for space in the Building.

                                   ARTICLE XI

                        ALTERATIONS AND MECHANIC'S LIENS

     Section 11.1 Alterations by Tenant. No alterations shall be made by Tenant after completion of the Initial Leasehold Improvements unless the following conditions are met:

     (a) Tenant shall provide a sealed set of plans prepared and certified by an architect to Landlord, and Tenant shall have received the prior written consent of Landlord, which consent shall not be unreasonably withheld;

     (b) All such alterations or improvements shall be performed by Landlord at Tenant's expense, or by a licensed contractor approved by Landlord;

     (c) Tenant shall have procured all permits, licenses and other authorizations required for the lawful and proper undertaking thereof, and immediately upon completion of any such alterations, Tenant shall obtain a proper Certificate of Occupancy and deliver same to Landlord;

     (d) All alterations when completed shall be of such a nature as not to (i) reduce or otherwise adversely affect the value of the Premises; (ii) diminish the general utility or change the general character thereof; (iii) result in an increase of the Operating Expenses, or (iv) adversely affect the mechanical, electrical, plumbing, security or other such systems of the Building or the Premises;

     (e) All such alterations made by Tenant shall remain on and be surrendered with the Premises on expiration or termination of this Lease, except Landlord may require that upon expiration or termination of the Lease that Tenant remove any and all such alterations Tenant has made to the Premises; and

     (f) Tenant shall be liable for any increase in the Building insurance costs caused, in whole or part, by any alterations make by Tenant to the Premises.

     Section 11.2 Mechanic's, Materialmen's and Laborer's Liens. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Premises and further agrees to indemnify and hold harmless Landlord from and against any and all such costs and liabilities incurred by Tenant, and against any and all mechanic's, materialman's or laborer's liens arising out of or from such work or the cost thereof which may be asserted, claimed or charged against the Premises, the Building or the Property. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Property shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Property be liable for or subjected to any mechanic's, materialmen's or laborer's liens for improvements or work made by or for Tenant (excluding the Initial Leasehold Improvements to be completed by Landlord for benefit of Tenant). THIS LEASE SPECIFICALLY PROHIBITS THE SUBJECTING OF LANDLORD'S INTEREST IN THE PROPERTY TO ANY MECHANIC'S, MATERIALMEN'S OR LABORER'S LIENS FOR IMPROVEMENTS MADE BY TENANT OR FOR WHICH TENANT IS RESPONSIBLE FOR PAYMENT UNDER THE TERMS OF THIS LEASE (EXCLUDING THE INITIAL LEASEHOLD IMPROVEMENTS TO BE COMPLETED BY LANDLORD FOR BENEFIT OF TENANT). ALL PERSONS DEALING WITH TENANT ARE HEREBY PLACED UPON NOTICE OF THIS PROVISION. TENANT SHALL ADVISE ITS CONTRACTORS, SUBCONTRACTORS, MATERIALMEN AND ANY OTHER LIENORS OF THIS PROVISION. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Property on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, for improvements or work the cost of which is the responsibility of Tenant (excluding the Initial Leasehold Improvements completed by Landlord for benefit of Tenant), Tenant agrees to have such notice of claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Property (either by payment or bond as permitted by law) within ten (10) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under this Lease.

                                   ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

     Section 12.1 Tenant's Transfer.

     (a) Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent may be withheld in Landlord's reasonable discretion utilizing Landlord's leasing criteria in effect at that time. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable and, at Landlord's election, shall constitute a default hereunder. No consent to any assignment, encumbrance, or sublease shall constitute a future waiver of the provisions of this subparagraph. Notwithstanding the foregoing, Tenant shall have the right to sublet to (a) an affiliated entity, (b) a professional corporation or (c) one or more physician sublessees who will utilize the premises at certain designated times to perform imaging procedures on their patients (any such sublessees in clauses (b) or (c) being referred to herein as "Permitted Sublessees"), without requiring Landlord's consent thereto. In any of these events, Tenant shall remain fully liable for all obligations under this lease.

     (b) If Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law of any partner/or partners owning 50% or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment, subject to the requirements of Paragraph 12.1(a) above.

     (c) If Tenant is a corporation, any dissolution, merger (other than a reincorporation merger) or consolidation, or other reorganization of Tenant, or the sale of or the transfer of controlling percentage of the capital stock of Tenant, or the sale of 51% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors in both of such instances, relating solely to a sale of Tenant's business to a third party (as opposed to any equity or debt financing transactions) shall be deemed a voluntary assignment, subject to the requirements of Paragraph 12.1(a) above.

     (d) In the event Landlord consents to the sublease of all or any part of the Premises, such sublease shall be subject to the terms of this Lease. Landlord shall be entitled to receive and Tenant hereby agrees to pay to Landlord the total amount of any increased Rent provided for in said assignment or sublease, including sales tax, paid by a sublessee or assignee.

     (e) Any assignment consented to by Landlord shall be evidenced by a validly executed assignment and assumption of lease agreement, upon such terms and provisions as shall be approved by Landlord in its sole discretion.

     (f) If, without the prior written consent of Landlord, this Lease is transferred or assigned by Tenant, or if the Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord may, in addition to and not in diminution of, or substitution for, any other rights and remedies under this Lease, or pursuant to law to which Landlord may be entitled as a result thereof, collect and retain Rent directly from the transferee, assignee, subtenant or occupant (other than any Permitted Sublessee) and apply the net amount collected to the Rent due from Tenant to Landlord under this Lease.

     (g) If Tenant requests Landlord's consent to a sublease, then Landlord shall have the option (to be exercised within ten (10) business days after Landlord's receipt of Tenant's submission of written request for Landlord's consent and all information reasonably requested by Landlord regarding the proposed subtenant in connection therewith), exercisable by Landlord in its sole and absolute discretion, to cancel this Lease as to the portion of the premises to be demised under the proposed sublease as of the commencement date of the proposed sublease, in which event this Lease, and the tenancy and occupancy of Tenant thereunder, as to that portion of the premises to be demised under the proposed sublease, shall terminate as if such termination date was the original Expiration Date of this Lease. If Landlord should fail to notify Tenant in writing of such election within such ten (10) business day period, Landlord shall be deemed to have waived such termination right. With any termination of this Lease (in whole or in part) pursuant to the provisions of this paragraph, Tenant shall deliver up possession of the subject portion of the Premises in accordance with the applicable provisions of this Lease and shall remove Tenant's property therein in accordance with the applicable provision of this Lease.

     Section 12.2 Tenant's Liability. Notwithstanding any assignment or sublease, and notwithstanding the acceptance of Rent by Landlord from any such assignee or sublessee, Tenant shall continue to remain liable for the payment of Rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained.

                                  ARTICLE XIII

                              OBLIGATION TO COMPLY

     Section 13.1 Obligations of Tenant. Tenant shall, during the Term of this Lease, at its sole cost and expense, comply with all valid laws, ordinances, regulations, orders and requirements of any governmental authority which may now or hereafter be applicable to the Premises or to its use, whether or not the same shall interfere with the use or occupancy of the Premises, arising from (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. Tenant shall pay all of the costs, expenses, fines, penalties and damages which may be incurred by Landlord by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof. Tenant's obligation to comply with laws shall include, without limitation, those laws and regulations contemplated by Sections 24.2 below and Title III of the Americans With Disabilities Act of 1990, as amended. In the event Tenant receives any notice alleging violation of any of the aforementioned laws, ordinances, regulations, orders, rules or requirements relating to any portion of the Property; or any notice of regulatory action or investigation instituted in connection therewith, Tenant shall provide written notice to Landlord thereof within five (5) days after receipt of same by Tenant.

     Section 13.2 Rules and Regulations. Tenant shall comply with all rules and regulations now existing (See Exhibit "C"), or as may be published by Landlord to tenants of the Building from time to time, provided that any such future rules and regulations do not impose any material obligations or expenses upon Tenant.

     Section 13.3 Attorneys' Fees. With respect to any default, failure to perform or any other dispute between Tenant and Landlord arising out of this Lease, the prevailing party shall be entitled to recover from the non-prevailing party all costs incurred, including reasonable attorney's costs and fees, which shall include, but not be limited to, such costs and fees incurred prior to institution of litigation or in litigation, including trial and appellate review, and in arbitration, bankruptcy or other administrative or judicial proceeding.

                                   ARTICLE XIV

                 RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

     Section 14.1 Payment or Performance. Landlord shall have the right, upon ten (10) days prior written notice to Tenant (or without notice in case of emergency or in order to avoid any fine, penalty, or cost which may otherwise be imposed or incurred), to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable attorney's costs and fees. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to do so shall not constitute a release of any obligation, waiver of any default or obligation of Landlord to make any similar payment or perform any similar act in the future.

     Section 14.2 Reimbursement. All payments made, and all costs and expenses incurred in connection with Landlord's exercise of the right set forth in
Section 14.1, shall be reimbursed by Tenant within ten (10) days after receipt of a bill setting forth the amounts so expended. Any such payments, costs and expenses made or incurred by Landlord shall be treated as Rent owed by Tenant.

                                   ARTICLE XV

                        NON-LIABILITY AND INDEMNIFICATION

     Section 15.1 Indemnification.

     (a) Tenant agrees to indemnify and hold harmless Landlord, and its respective agents and employees, from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorney's fees and costs incurred at trial, on appeal or in bankruptcy proceedings), including those arising from any injury or damage to any person (including death), property or business (1) sustained in or about the Property and resulting from the negligence or willful act of Tenant, its employees, agents, servants, licensees or subtenants, or (2) resulting from the failure of Tenant to perform its obligations under this Lease; provided, however, Tenant's obligations under this Section shall not apply to injury or damage to the extent resulting from the negligence or willful act of Landlord, its agents or employees.

     (b) Landlord agrees to indemnify and hold harmless Tenant, and its respective agents and employees, from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorneys' fees and costs incurred at trial, on appeal or in bankruptcy proceedings), arising from any injury or damage to any person (including death), property or business (1) sustained in or about the Property and resulting from the negligence or willful act of Landlord, its employees, agents, servants or licensees, or (2) resulting from the failure of Landlord to perform its obligations under this Lease; provided, however, Landlord's obligations under this Section shall not apply to injury or damage to the extent resulting from the negligence or willful act of Tenant, or its respective agents or employees.

     Section 15.2 Right of Recovery. Neither Landlord nor Tenant shall be liable to the other or to an insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, to the extent such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease.

     Section 15.3 Independent Obligations; Force Majeure. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because: (a) Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental action or inaction, controls or shortages of fuel, supplies, labor or materials, acts of God or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control assuming prudent practices; or (b) of any failure or defect in the supply, quantity or character of electricity, HVAC or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control.

                                   ARTICLE XVI

                                     DEFAULT

     Section 16.1 Events of Default. Tenant shall be in default under this Lease if any one or more of the following events shall occur:

     (a) Tenant shall fail to pay any installment of the Rent or any other expenses called for hereunder within five (5) business days after the same shall become due and payable; or

     (b) Tenant shall default in the performance of or compliance with any of the other terms or provisions of this Lease, and such default shall continue for a period of fifteen (15) days after the giving of written notice thereof from Landlord to Tenant, or, in the case of any such default which cannot, after making a diligent effort, be cured within said fifteen (15) days, Tenant shall fail to proceed within said fifteen (15) day period to cure such default and thereafter to prosecute the curing of same with all due diligence (it being intended that as to a default not susceptible of being cured with due diligence within such period of fifteen (15) days, the time within which such default may be cured shall be extended for such period as may be necessary to permit the same to be cured with bona fide due diligence). Notwithstanding the foregoing, if at any time Landlord reasonably determines that such default may have a material adverse effect on the Property, then Landlord shall notify Tenant and the cure period shall terminate and Landlord may pursue its remedies for said default as provided in Article XVII; or

     (c) Tenant shall assign, transfer, mortgage or encumber this Lease or sublet the Premises in a manner not permitted by Article XII; or

     (d) Tenant shall file a voluntary petition in bankruptcy or any Order for Relief be entered against it, or shall file any petition or answer seeking any arrangement, reorganization, composition, re-adjustment or similar relief under any present or future bankruptcy or other applicable law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant of all or any substantial part of Tenant's properties; or

     (e) If any creditor of Tenant shall file a petition in bankruptcy against Tenant or for reorganization of Tenant, under state or federal law, and if such petition is not discharged within ninety (90) days after the date on which it is filed; or

     (f) Tenant shall vacate or abandon the Premises;

then, and in any such event, or during the continuation thereof Landlord may, at its option elect any remedy available under Florida Law or as provided in
Article XVII.

     Section 16.2 Holding Over. If Tenant does not vacate the Premises upon the expiration or earlier termination of this Lease, Tenant will be a tenant at sufferance for the holdover period and all of the terms and provisions of this Lease will be applicable during that period, except that Tenant will pay Landlord (in addition to Additional Rent and any other sums payable under this Lease) as Base Rent for the period of such holdover an amount equal to two times the Base Rent which would have been payable by Tenant had the holdover period been a part of the original term of this Lease (without waiver of Landlord's right to recover damages as permitted by law). Upon the expiration or earlier termination of this Lease, Tenant agrees to vacate and deliver the Premises, and all keys thereto, to Landlord upon delivery to Tenant of notice from Landlord to vacate. The rental payable during the holdover period will be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord will operate to extend the term of this Lease. Tenant indemnifies Landlord against all claims made by any tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant due to Tenant's failure to timely vacate the Premises.

                                  ARTICLE XVII

                                REMEDIES/DAMAGES

In the event Tenant is in default under this Lease as provided in Article XVI, Landlord may elect, in addition to any and all remedies provided by Florida Law, any or all of the following remedies:

     Section 17.1 Termination of Lease. By written notice to Tenant, designate a date upon which the Lease shall terminate ("Termination Date"), and thereupon, on the Termination Date, this Lease and all rights of Tenant hereunder shall terminate. Such termination by Landlord shall not affect the obligations of Tenant arising under the Lease prior to the Termination Date or the other remedies of Landlord.

     Section 17.2 Termination of Tenant's Possession. Landlord may elect to terminate Tenant's possessory rights, without terminating the Lease, and upon such election, Tenant shall surrender the Premises to Landlord, and Landlord, at any time after such termination, may, without further notice, re-enter and repossess the Premises without being liable to any prosecution or damages therefore, and no person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession of the Premises. At any time or from time to time after any such termination of Tenant's possession, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms and on such conditions as Landlord, in its sole discretion, may determine, and may collect and receive the rents therefore. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. The termination of Tenant's possession shall not relieve Tenant of its liability and obligations under this Lease, including the obligation to pay Rent, and such liability and obligations shall survive any such termination. Any Rent or other monetary obligation of Tenant that has been abated, deferred or forgiven by Landlord in this Lease or any amendment thereto, and that portion of the Landlord's Allowance determined by multiplying such allowance by a fraction, the numerator of which is the number of months elapsed during the Term hereof and the denominator of which is 120 shall immediately become due and payable upon the occurrence of an event of default by Tenant under this Lease. If Landlord, at its option shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by

Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when received by Landlord, the expenses incurred or paid by Landlord in terminating this Lease and in securing possession thereof, as well as the expenses of reletting, including, without limitation, the alteration and preparation of the Premises for new tenants, brokers' commissions, attorneys' fees and all other expenses properly chargeable against the Premises and the rental therefrom. It is hereby understood that any such reletting may be for a period shorter or longer than the remaining Term of this Lease but in no event shall Tenant be entitled to receive any excess of such net rents over the sum payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a reletting, except to the extent that such rents are actually received by Landlord.

     Section 17.3 Damages. Landlord may elect, whether this Lease or Tenant's possession is terminated or not, to recover damages from the Tenant in accordance with either of the following provisions:

     (a) The present value of the entire amount of the Rent which would become due and payable during the remainder of the Term of this Lease, in which event Tenant agrees to pay the same at once, together with all Rent theretofore due, at Landlord's address as provided herein; provided, however, that such payment shall not constitute a penalty or forfeiture or liquidated damages, but shall constitute payment in advance of the Rent for the remainder of the Term. Such present value shall be determined utilizing a discount rate of six percent (6%). The acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease. If Landlord elects the remedy given in this
Section 17.3(a), then same shall be Landlord's sole remedy for such default; or

     (b) Sums equal to the Rent which would have been payable by Tenant in accordance with the Lease payable upon the due dates as set forth in the Lease through the Expiration Date of this Lease.

     Lawsuits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired, nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason or any default hereunder on the part of Tenant. All remedies of Landlord provided for herein, or otherwise at law or in equity, shall be cumulative and concurrent.

                                  ARTICLE XVIII

                                 EMINENT DOMAIN

     Section 18.1 Substantial Taking. If all or a substantial part of the Property are taken for any public or quasi-public use under any Governmental Requirement, or by right of eminent domain or by purchase in lieu thereof and, in Landlord's reasonable judgment, such taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, then, at the option of either Landlord or Tenant, this Lease will terminate, effective on the date physical possession is taken by the condemning authority.

     Section 18.2 Partial Taking. Following a taking of any part of the Property for any public or quasi-public use under any Governmental Requirement or by right of eminent domain or by purchase in lieu thereof, if this Lease is not terminated as provided in Section 18.1 above, then Landlord will, to the extent of condemnation proceeds (excluding any proceeds for land) actually received by Landlord, restore the Property and other improvements on the Property to the extent necessary to make the Premises reasonably tenantable. The Base Rent payable under this Lease during the period for which the Premises are untenantable will be reduced to an amount determined by multiplying the Base Rent that otherwise would be payable but for this provision by the ratio that the partial Gross Leasable Area of the Premises not rendered untenantable bears to the total Gross Leasable Area of the Premises prior to the taking. If Landlord fails to substantially complete such restoration within 180 days of the date of the physical possession by the condemning authority, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord.

     Section 18.3 Condemnation Proceeds. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof), whether for the whole or a part of the Premises, will be the property of Landlord (whether such award is compensation for damages to Landlord's or Tenant's interest in the Premises) and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord will have no interest in any award made to Tenant for loss of business or for taking of Tenant's fixtures and other property within the Premises if a separate award for such items is made to Tenant.

     Section 18.4 Partial Taking. In the event of any taking of less than the whole of the Building or Premises which does not result in termination of this Lease, then: (a) subject to the prior rights of a Superior Mortgagee, Landlord, at its expense, shall proceed with reasonable diligence to restore the remaining parts of the Building and the Premises (other than those parts of the Premises which are Tenant's Property) to substantially their former condition to the extent that the same is feasible (subject to reasonable changes which Landlord shall deem desirable), so as to constitute a complete and tenantable Building and Premises; and (b) Tenant, at its expense, shall proceed with reasonable diligence to restore the remaining parts of the Premises which are deemed Tenant's Property pursuant hereto, to substantially their former condition to the extent feasible, subject to reasonable changes which Tenant shall deem desirable and Landlord shall approve. THE LANDLORD HAS THE RIGHT TO REVIEW AND APPROVE ALL IMPROVEMENTS TO THE BUILDING PRIOR TO THEIR CONSTRUCTION. Such work by Tenant shall be deemed alterations as described in Section 11.1 hereinabove. In the event of any partial taking, Tenant shall be entitled to a reduction in Rent for the remainder of the Lease Term following such partial taking based upon the percentage of Premises taken relative to the original Premises leased.

                                   ARTICLE XIX

                                 QUIET ENJOYMENT

     Section 19.1 Quiet Enjoyment. Landlord agrees that Tenant, upon paying all Rent and all other charges herein provided for and observing and keeping the covenants, agreements, terms and conditions of this Lease and the rules and regulations of Landlord affecting the Premises on its part to be performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term hereof, expressly subject to the terms, limitations and conditions contained in this Lease.

                                   ARTICLE XX

                          SUBORDINATION AND ATTORNMENT

     Section 20.1 Subordination, Attornment and Non-Disturbance. This Lease, and all rights of Tenant hereunder, are and shall be subordinate to any mortgage, long-term lease such as a master lease, ground lease, deed of trust or other encumbrance, whether now of record or recorded after the date of this Lease, affecting all or any part of the Property. Such subordination is self-operative without any further act of Tenant. Any mortgage, long-term lease such as a master lease, ground lease, deed of trust or other encumbrance to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage", and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee". If any Superior Mortgagee shall succeed to the rights of Landlord hereunder, whether through deed-in-lieu of foreclosure, foreclosure action or delivery of a new lease or deed, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to evidence such attornment subject to reasonable approval by Tenant. Upon such attornment, this Lease shall continue in full force and effect as a direct Lease between Successor Landlord and Tenant, upon all terms, conditions, and covenants as set forth in this Lease, except that the Successor Landlord shall not: (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset; or (c) be bound by any previous modification of this Lease or by any previous prepayment, unless such modification or prepayment shall have been previously approved in writing by such Successor Landlord if such approval was required. Further, upon such attornment, Landlord shall be released from any future obligation hereunder. Tenant shall, within ten (10) days of a request by Landlord, execute and deliver any documents or instruments that may be required by Superior Mortgagee or Landlord to confirm such subordination or attornment. So long as Tenant is not in default under this Lease, Tenant's possession of the Premises and Tenant's rights and privileges under this Lease shall not be diminished or interfered with by any Successor Landlord during the Term of this Lease. This particular provision shall be binding upon any assigns or successors in interest to Landlord. Notwithstanding the subordination and attornment of this Lease to any Superior Mortgagee which presently exists or which may hereafter be made, or to any renewal, modification, replacement or extension hereafter of any Superior Mortgagee, such Superior Mortgagee, by separate recordable agreement, shall agree that so long as this Lease is in effect and not in default, Tenant's leasehold interest under this Lease shall not be terminated or disturbed. Such non-disturbance agreement shall also include subordination and attornment provisions satisfactory to Superior Mortgagees.

     Section 20.2 Notice to Landlord and Superior Mortgagee. If any act or omission of Landlord would give Tenant the right, immediately or after the lapse of a period of time, to cancel this Lease or to claim a partial or total eviction, Tenant shall not exercise such right: (a) until it has given written notice of such act or omission to Landlord and any Superior Mortgagee of whom Landlord has notified Tenant of such mortgagee's name and mailing address, and
(b) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee shall have become entitled under such Superior Mortgage to remedy the same. In the event any Superior Mortgagee shall request reasonable modifications to this Lease as a condition to financing or refinancing, Tenant shall not unreasonably withhold, delay or defer in providing its consent thereto, provided that Landlord pays any costs incurred by Tenant in connection therewith and any such modification does not create any additional obligations of Tenant or materially adversely affect Tenant's rights under this Lease.


                                   ARTICLE XXI

                           LANDLORD'S RIGHT OF ACCESS

     Section 21.1 Access for Maintenance and Repair. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows, and doors bounding the Premises, all of the Building including, without limitation, exterior walls, core interior walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks, or other facilities of the Building, and the use thereof, as well as access thereto throughout the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant (except as otherwise provided elsewhere in this Lease) and without any reduction of Tenant's covenants and obligations hereunder. Landlord and its agents shall have the right to enter upon the Premises for the purpose of making any repairs therein or thereto which shall be considered necessary or desirable by Landlord, in such a manner as not to unreasonably interfere with Tenant in the conduct of Tenant's business on the Premises; and in addition, Landlord and its agents shall have the right to enter the Premises at any time in cases of emergency.

     Section 21.2 Access for Inspection and Showing. Upon reasonable notice to Tenant, in a manner that does not interfere with Tenant's use of the Premises, Landlord and its agents shall have the right to enter and/or pass through the Premises at any time to examine the Premises and to show them to prospective purchasers, mortgagees or lessees of the Building. During the period of twelve
(12) months prior to the Expiration Date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants.

     Section 21.3 Landlord's Alterations and Improvements. Landlord reserves the right to make such changes, alterations, additions, and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public portions of the Building and the Property, as Landlord shall deem necessary or desirable, and no such alterations or changes shall be deemed a breach of Landlord's covenant of quiet enjoyment or a constructive eviction.

                                  ARTICLE XXII

                              SIGNS AND OBSTRUCTION

     Section 22.1 Signs. Tenant shall not place or maintain or cause to be placed or maintained upon any exterior door, roof, wall or window of the Premises or the Building, any sign, awning, canopy or advertising matter of any kind, nor place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises, except as previously approved in writing by Landlord, in Landlord's sole discretion. Tenant shall not place or maintain any freestanding sign within or upon the Property, without first obtaining Landlord's express prior written consent. No interior or exterior sign visible from the exterior of the Building shall be permitted. Tenant further agrees to maintain any such signage approved by Landlord in good condition and repair at all times and to remove the same at the end of the Term of this Lease if requested by Landlord. Upon removal thereof, Tenant agrees to repair any damage to the Property caused by such installation and/or removal. Notwithstanding the foregoing (including the provisions of Exhibit C hereof), Landlord hereby consents to Tenant's signs to be located on the windows facing the lobby and Tenant's signs located on the site sign, lobby directory and on the entrance door to the Premises, provided however that in advance of the installation thereof, Tenant will provide to Landlord a copy of the text, logo, colors and placement of such signage on the tenant entry for Landlord's prior review and approval.

     Section 22.2 Obstruction. Tenant shall not obstruct the corridors, elevators, stairs, common areas, sidewalks, parking lots or other public portions of the Property in any manner whatsoever.

                                  ARTICLE XXIII

                                     NOTICES

     Section 23.1 Notices. All notices, requests, demands, and other communications which are required or permitted to be given under this Lease shall be in writing and shall be given to the party at its address or telecopy number set forth below (or to such other address as either party hereto shall notify the other, in writing, in the manner provided in this Section 23.1). Each notice shall be deemed to have been duly given and received : (a) as of the date and time the same are personally delivered with a receipted copy, (b) if given by telecopy, when the telecopy is transmitted to the party's telecopy number specified below and confirmation of complete receipt is received by that transmitting party during normal business hours or the next Business Day if not confirmed during normal business hours; (c) if delivered by U.S. Mail, within three (3) days after depositing with the United States Postal Service, postage prepaid by certified mail, return receipt requested, or (d) if given by a nationally recognized or reputable overnight delivery service within one (1) day after deposit with such delivery service.


AS TO LANDLORD:      JACKSONVILLE CONCOURSE II, LTD.
                     c/o Hallmark Partners
                     6675 Corporate Center Parkway, Suite 100
                     Jacksonville, Florida 32216
                     Telecopy No. (904) 363-0098

AS TO TENANT:        THE SAGEMARK COMPANIES LTD.
                     1285 Avenue of the Americas, 35th Floor
                     New York, New York 10019
                     Telecopy No. 212 977 5541

                     With a copy to:

                     Premier P.E.T. Imaging International, Inc.
                     4710 N.W. Boca Raton Boulevard
                     Suite 200
                     Boca Raton, FL 33431
                     Attn:  George W. Mahoney
                     Telecopy No. 561-447-0548


                                  ARTICLE XXIV

                                  MISCELLANEOUS

     Section 24.1 Substitute Premises. Intentionally Deleted.

     Section 24.2 Environmental Indemnity. Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, claim, liability, damages, injuries to person, property, or natural resources, cost, expense, action or cause of action, arising in connection with the release or presence of any "Hazardous Substances" at the Property, through the acts of Tenant, its officers, employees, contractors, agents or invitees, whether or not foreseeable and regardless of the source of such release or the circumstances attendant thereto. Landlord agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, liability, damages, injuries to person, property, or natural resources, cost, expense, action or cause of action, arising in connection with the release or presence of any "Hazardous Substances" at the Property, through the acts of Landlord, its officers, employees, contractors, agents or invitees, whether or not foreseeable and regardless of the source of such release or the circumstances attendant thereto. The foregoing indemnities include, without limitation, all costs in law or in equity of removal, remediation of any kind, and disposal of such Hazardous Substances; all costs of determining whether the Property is in compliance and to cause the Property to be in compliance with all applicable environmental laws; all costs associated with claims for damages to persons, property, or natural resources; and reasonable attorneys' and consultant's fees and costs, whether or not litigation is instituted. For the purposes of the definition, Hazardous Substances includes, without limitation, any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCB's, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et.seq., or as identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C. Section 1802 et. seq. and all radioactive isotopes delivered to the Premises by Tenant's supplier and injected by Tenant (or its sublessees) in patients at the Premises.

     Section 24.3 Radon Gas. Pursuant to Florida Statutes, Section 404.056(7), the following disclosure is required by law: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and radon testing may be obtained from your county public health unit Landlord is not aware of any Radon in the Building or the Premises.

     Section 24.4 Broker Commission. Landlord and Tenant covenant, warrant and represent that Hallmark Partners, Inc. and Coldwell Banker Residential Real Estate Services, Inc. of West Palm Beach, Florida (hereinafter referred to as "Broker") was instrumental in bringing about or consummating this Lease. Further, neither Landlord nor Tenant have had any conversations or negotiations with any broker except Broker concerning the leasing of the Premises. Both parties agree to indemnify the other against and from any claims for any brokerage commissions (except those payable to Broker) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing representation. Landlord shall pay all brokerage commissions due Broker in accordance with a separate agreement between Landlord and Broker.

     Section 24.5 Estoppel Certificates. Each party agrees, at any time and from time to time as reasonably requested by the other party, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default, and stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request. A form of such Estoppel Certificate is attached hereto as Exhibit "B". In the event either party fails to comply with this Section, such failure shall constitute a material breach of the Lease.

     Section 24.6 No Recordation. This Lease shall not be recorded by Tenant. Any attempted recordation by Tenant shall entitle Landlord to the remedies provided for Tenant's default. At the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a Memorandum of Lease with respect to this Lease, and a Memorandum of Modification of Lease with respect to any modification of this Lease, prepared by Landlord and sufficient for recording. Such Memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

     Section 24.7 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Florida, and in the event litigation arises between the Parties in connection with any of the terms of this Lease, venue shall lie in the Circuit Court in Duval County, Florida. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease shall remain in full force and effect. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

     Section 24.8 No Partnership or Joint Venture. Nothing contained in this Lease will be deemed or construed to create a partnership or joint venture between Landlord and Tenant, or to create any other relationship between the parties other than that of Landlord and Tenant.

     Section 24.9 DELETED BY MUTUAL CONSENT.

     Section 24.10 Financial Statements. Prior to the Commencement Date, and from time to time thereafter, Tenant shall provide Landlord, upon written notice including reason for such request, its most current available and publicly disclosed and complete financial statement including, but not limited to, its balance sheet and profit and loss statement, certified as being the most current of such financial statements by an officer of Tenant. Tenant shall provide these statements to Landlord upon thirty (30) days written notice from Landlord.

     Section 24.11 Capacity to Execute Lease. If Tenant is other than a natural person, Tenant represents that it is legally constituted, in good standing and authorized to conduct business in the State of Florida. Tenant further represents that the person who is executing this Lease on its behalf has the full power and authority to perform such execution and deliver the Lease to Landlord, and that upon such execution and delivery, the Lease shall be valid and binding upon Tenant in accordance with its respective terms and conditions. To further evidence the foregoing, upon request by Landlord, Tenant shall deliver to Landlord an appropriate corporate or partnership resolution specifying that the signatory to the Lease has been duly authorized to execute same on behalf of Tenant, and a Certificate of Good Standing from the State of Florida if Tenant is anything other than a natural person or a general partnership.

     Section 24.12 Exculpation of Landlord. Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Property, and neither Landlord nor any of the partners of Landlord, nor any officer, director, or shareholder of any of the partners of Landlord, shall have any personal liability whatsoever with respect to this Lease.

     Section 24.13 Waiver of Trial by Jury. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT OR TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR BY ANY COURSE OF CONDUCT OR COURSE OF DEALING.

     Section 24.14 Renewal Option. Subject to the provisions of Section 24.15 below, Tenant shall have the option to renew this Lease for two (2) additional terms of five (5) years each ("Renewal Terms") which Renewal Term(s) shall commence on the day following the Expiration Date of the initial term or the first Renewal Term. The terms, covenants and conditions during the initial Term (the "Initial Term"), shall be continued and carried over into each Renewal Term, except as specifically set forth hereinafter.

     (a) The Base Rent during the Renewal Term shall be the then Market Rent (as defined in clause (b) below).

     (b) "Market Rent" shall mean the "fair market rent" for the Premises, as of the commencement date of each Renewal Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in the area in which the Premises is located. Market Rent (for the purposes of determining the Base Rent during the applicable Renewal Term) shall be determined on what is commonly known as "gross" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and expenses for customary services are included in such Market Rent and are not passed through to the Tenant as separate additional charges. Notwithstanding the foregoing, the Base Rent for Renewal Term shall be thereafter increased from time to time as provided in this Lease. The term "fair market rent" shall mean the annual amount per rentable square foot that a willing, comparable, non-equity, non-renewal, non-expansion new tenant would pay, and a willing landlord of a comparable first-class office building in the Jacksonville, Florida area would accept at arm's length, giving appropriate consideration to annual rental rates per rentable square foot, the type of escalation clauses (including, but without limitation, operating expenses, real estate taxes, CPI), the extent of liability under the escalation clauses (e.g., whether determined on a "net lease" basis or by increases over a particular base year or base dollar amount), length of the term, size, location and condition of premises being leased, and other generally applicable terms and conditions of tenancy for the space in questions. Such market rent shall be determined and agreed upon by the parties within thirty (30) days of Tenant's notice to Landlord of its exercise of its option to renew, or such option to renew shall become null and void.

     Section 24.15 Option Conditions. Tenant's option to renew, as provided in
Section 24.14 above, shall be strictly conditioned upon and subject to each of the following:

     (a) Tenant shall notify Landlord in writing of Tenant's exercise of its option to renew at least nine (9) months, prior to the expiration of the Initial term;

     (b) At the time Landlord receives Tenant's notice as provided in (a) above, and at the expiration of the Initial Term, Tenant shall not be in default under the terms or provisions of this Lease and the Tenant named on the first and last page of this Lease or any permitted sublessee of Tenant or an affiliate thereof (as provided in Section 12.1(a) shall be in occupancy of the option Premises;

     (c) Tenant shall have no further renewal options other than the two (2) options to extend for the Renewal Term of five (5) years each as set forth in
Section 24.14 above;

     (d) These options to renew shall be deemed personal to the Tenant named on the first and last page of this Lease or an affiliate thereof and may be assigned subject to the provisions of this Lease; and

     (e) Landlord shall have no obligation to do any work for the Renewal Terms with respect to the Premises or the Building, which Tenant agrees to accept in their then "as is" condition.

     Section 24.16 After Hours Heating, Ventilating and Air Conditioning. In the event that after-hours usage is requested by Tenant of Landlord or Landlord's agent for after-hours electricity or for heating, ventilation, and air-conditioning for business hours beyond the current business hours of the Building as set forth in Exhibit C, then Landlord or its' agent shall bill Tenant for each hour of usage at a rate currently established at $25.00 per hour per unit activated. This rate may be adjusted should utility costs imposed by Florida Power and Light increase. Any after-hours billing shall be prepared by Landlord's agent and delivered monthly to Tenant. Reimbursement to Landlord shall be made by Tenant within five (5) days of receipt of invoice.

Landlord acknowledges Tenant's intent to have installed its own auxiliary air conditioning unit in the scanning room within the Leased Premises as part of the Initial Leasehold Improvements to the Premises. Tenant shall be solely liable for the costs associated with operating such individual unit(s) as charged by the local utility company by way of a separate meter.

     Section 24.17 Exclusive Use Clause. During the Term of this Lease or any Renewal Terms, Landlord will not lease space in Concourse I, II or III to any tenant operating an outpatient medical diagnostic imaging center.

     Section 24.18 Entire Agreement. This Lease constitutes the entire understanding between the parties and shall bind the parties, their successors and assigns. No representations, except as herein expressly set forth, have been made by either party to the other, and this Lease cannot be amended or modified except by a writing signed by Landlord and Tenant.

                            Signature Page to Follow

     IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

Signed, sealed and delivered
in the presence of:                    "LANDLORD"

                                       Jacksonville Concourse II, Ltd.,
                                       a Florida limited partnership

                                       By: Jacksonville Concourse Associates II,
                                           a Florida general partnership

                                           By: AJ/HP Venturer, Ltd., a Florida
                                               limited partnership

                                               By: AJ/HP Venturer, Inc., a
                                                   Florida corporation

/s/ JAY G. MONTANUS                        By: /s/ W. ALEX COLEY
-------------------                            -----------------
/s/ VIKTORIA SIMEONOVA                     Name: W. Alex Coley
----------------------                     Title: President



Signed, sealed and delivered
in the presence of:                    "TENANT"

                                       THE SAGEMARK COMPANIES LTD.
                                       a New York corporation


/s/ ROBERT L. BLESSEY                  By: /s/ THEODORE B. SHAPIRO
---------------------                      -----------------------
/s/ CARMEN LANZA                       Name: Theodore B. Shapiro
----------------                       Title: President and Chief Executive
                                              Officer

                                   EXHIBIT "A"

                                    PREMISES


Phase Two
---------
LEGAL DESCRIPTION
-----------------

A portion of the Francis Richard Grant, Section 56, Township 3 South, Range 27 East, Jacksonville, Duval County, Florida, being more particularly described as follows:

For point of reference, commence at the intersection of the centerline of Belfort Road Extension - Parcel B, a 100-foot right of way, as described in deed recorded in Official Records Volume 6238, pages 1331 - 1340, of the current public records of Duval County, Florida, with the Northeasterly right of way line of Salisbury Road (a 60-foot right of way, at this point), and run N41(degree)57'57"W., along said Northeasterly right of way line, a distance of
100.00 feet to a point on the Westerly right of way line of aforesaid Belfort Road Extension; run thence Easterly and Northerly, along said Westerly right of way line, as follows: first course, Easterly, along the arc of a curve, concave Northerly with a radius of 50.00 feet, an arc distance of 78.54 feet to the point of tangency of said curve, said arc being subtended by a chord bearing of S86(degree)57'57"E. and distance of 70.71 feet; second course, N48(degree)02'03"E. a distance of 180.87 feet to a point of curvature; third course, Northeasterly, along the arc of a curve, concave Northwesterly with a radius of 1382.39 feet, an arc distance of 428.78 feet to a point on said curve, said arc being subtended by a chord bearing of N39(degree)08'54"E. and distance of 427.06 feet to the point of beginning.

From the point of beginning thus described, continue Northerly, along said Westerly right of way line and along the arc of said curve, concave Northwesterly and having a radius of 1382.39 feet, an arc distance of 138.86 feet to the Southeasterly corner of those lands described as Lake Easement recorded in Official Records Volume 6596, page 1042, said public records, said arc being subtended by a chord bearing and distance of N27(degree)23'05"E.,
138.81 feet; run thence Northwesterly and Northeasterly, along the boundary of said Lake Easement, the following courses: first course, N65(degree)29'33"W. a distance of 87.00 feet to a point; second course, N49(degree)32'14"W. a distance of 335.83 feet to a point; third course, N24(degree)12'08"E. a distance of
142.00 feet to a point on the Northerly line of that certain Department of Transportation Drainage Easement Parcel 803.1-R Section 72280-2410, recorded in Official Records Volume 6461, Page 1905, said public records; run thence N65(degree)47'52"W., along said Northerly line, a distance of 245.29 feet to a point; run thence S48(degree)02'03"W. a distance of 358.27 feet to a point; run thence S03(degree)02'03"W. a distance of 167.10 feet to a point; run thence S41(degree)57'57"E. a distance of 154.19 feet to the Northwesterly corner of those lands described in Official Records Volume 8712, Page 2336, said public records; run thence southeasterly, along the Northerly boundary of said lands, the following courses: first course, S86(degree)57'57"E. a distance of 508.27 feet to a point; second course, S59(degree)31'49"E. a distance of 117.09 feet to the point of beginning. The land thus described contains 5.8 acres, more or less.

                                   EXHIBIT "B"


                              ESTOPPEL CERTIFICATE

                        STATEMENT OF TENANT IN RE: LEASE



                                              Date: ________________________

Teachers Insurance and Annuity
   Association of America
730 Third Avenue
New York, New York 10017
Attention: ____________________

RE: TIAA Application #_______________
    TIAA Mortgage #_______________
    Name of Project _______________
    Address (including zip code) _______________
    Tenant's Floor and Suite Number _______________

Ladies and Gentlemen:

     It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification of the undersigned.

     The undersigned, as lessee, under that certain lease dated _______________, made with ____________________, as lessor, hereby ratifies said lease and certifies that:

1.   the "Commencement Date" of said lease is ____________________; and

2. the undersigned is presently solvent and free from reorganization and/or bankruptcy and is in occupancy, open, and conducting business with the public in the premises; and

3. the operation and use of the premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment other than to the extent necessary to conduct its ordinary course of business in the premises and in accordance with all applicable environmental laws, and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

4. the current base rental pursuant to the terms of said lease is $__________ per annum; and further, additional rental pursuant to said lease is payable as follows: ____________________; and

5. said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement(s) dated ____________________), and neither party thereto is in default thereunder; and

6. the lease described above represents the entire agreement between the parties as to the leasing of the premises; and

7.   the term of said lease expires on ____________________; and

8. all conditions under said lease to be performed by the lessor have been satisfied, including, without limitation, all co-tenancy requirements thereunder, if any; and

9. all required contributions by lessor to lessee on account of lessee's improvements have been received; and

10. on this date there are no existing defenses or offsets, claims or counterclaims which the undersigned has against the enforcement of said lease by the lessor; and

11. no rental has been paid in advance and no security (except the security deposit in the amount of $_______________) has been deposited with lessor; and

12.  lessee's floor area is __________ square feet; and

13. the most recent payment of current basic rental was for the payment due on ____________________, 2000, and all basic rental and additional rental payable pursuant to the terms of the lease have been paid up to said date; and

14. the undersigned acknowledges notice that lessor's interest under the lease and the rent and all other sums due thereunder will be assigned to you as part of the security for a mortgage loan by you to lessor. In the event that Teachers Insurance and Annuity Association of America, as lender, notifies the undersigned of a default under the mortgage and demands that the undersigned pay its rent and all other sums due under the lease to lender, lessee agrees that it shall pay its rent and all such other sums to lender.

                                              Very truly yours,

                                              ________________________
                                              (Lessee)

                                              By: _________________________
                                              Its: ________________________

                                   EXHIBIT "C"

                               RULES & REGULATIONS


1.   HOURS OF OPERATION
     ------------------

Normal hours of operation for the Building are as follows: 8:00 a.m. to 6:00 p.m., Monday through Friday.

2.   PARKING
     -------

Unless otherwise set forth in the Lease, Tenant and all other tenants and occupants of the Building shall have access to the parking area through common driveways. The parking areas are non-exclusive and available to all tenants and their employees, licensees, and guests, other than reserved spaces. Landlord may, at any time during the Term of the lease, by notice to Tenant, designate for tenants use, other reasonable parking spaces on the land, provided the number of parking spaces is not reduced. No commercial or recreational vehicles shall be parked on the Premises except those vehicles parked on a temporary basis while delivering, repairing or servicing the Building and/or its tenants.

3.   SIGNAGE
     -------

Tenant shall not affix any device, sign or other fixture to the outside of the Building or any window, door or hallway without the prior written consent of the Landlord.

It is hereby understood that the Premises herein leased are part of an office building consisting of professional suites, and it is understood that there shall be uniformity as to appearance of all signage relating to this Building. Signage shall consist of the following:

     A. A site sign or signs designed by Landlord and maintained by Landlord shall contain the name of the Building as well as primary occupants of the Building.

     B. A directory in the lobby designed and maintained by the Landlord shall contain the name of all tenants within the Building.

     C. A sign on or near the entrance door to each suite indicating the occupant thereof and the nature of its business. Said signs and proposed location thereof shall be first submitted to Landlord for approval before installation of same and shall be at Tenant's expense. All signage for the Building will be of the same look, size and letter style. No other signs shall be allowed.

4.   WINDOW TREATMENT
     ----------------

No curtains, draperies, blinds, shades or screens shall be attached to or hung or used in connection with any window or door of the Demised Premises without the prior written consent of the Landlord. Curtains, draperies, blinds, shades, or screens must be of a quality, type, design and color approved by Landlord. Further, all draperies, shades, or screens shall have a natural color or fabric facing exterior window views. No awnings or other projections shall be attached to the outside walls of the Building. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition, or wall which may appear unsightly, in Landlord's sole discretion, from the outside of the Premises.

5.   SIDEWALKS, ETC.
     ---------------

The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls and other common areas shall not be obstructed or encumbered by any tenant, unless a tenant is specifically granted such right in its lease, or in writing by Landlord, nor used for any purpose other than ingress and egress to and from the Premises.

6.   PLUMBING
     --------

The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose officers, employees, agents, visitors, or licensees shall have caused the same.

7.   WALLS
     -----

No tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of the Landlord and as it may direct.

8.   BICYCLES, ETC.
     --------------

No bicycles, vehicles, wagons, carts or animals of any kind shall be brought into or kept in or about the Premises.

9.   NUISANCES
     ---------

No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, musical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows, or skylights, or down the passageways. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

10.  LOCKS
     -----

No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, return to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost thereof.

11.  REMOVAL OF PROPERTY FROM PREMISES
     ---------------------------------

All removals, or the carrying in or out of any safes, freight, equipment, furniture or bulky matter of any description must take place during the hours which the Landlord may determine from time to time. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. The moving of safes or other fixtures or bulky matter of any kind must be made after previous notice to the Manager of the Building. Any damage done to the Building or to the tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

12.  TENANT REQUIREMENTS
     -------------------

The requirements of tenants will be attended to only at Tenant's expense and upon application at the office of the Building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord,

13.  SOLICITATION
     ------------

Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

14.  PASS KEY
     --------

The Landlord may retain a pass key to the leased Premises, and be allowed admittance thereto at all times to enable its representative to examine the said Premises.

15.  ADDITIONAL RULES AND REGULATIONS
     --------------------------------

The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties thereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

16.  HAZARDOUS SUBSTANCES
     --------------------

No tenant, nor any of tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any harmful, inflammable, combustible, or explosive fluid, chemical or substance.

17.  LOST OR STOLEN PROPERTY
     -----------------------

Landlord will not be responsible for any lost or stolen personal property, equipment, money or jewelry from Tenant's premises or public rooms regardless of whether or not such loss occurs when the area is locked against entry.

18.  USE OF PREMISES
     ---------------

Landlord shall not permit the preparation of food for sale on the Premises nor use the facilities for the preparation of food for sale without its prior written consent. Tenant shall not use the Premises for housing, lodging, sleeping nor any immoral or illegal purpose.

19.  CONSUMPTION OF FOOD OR BEVERAGE
     -------------------------------

Tenant, its employees or visitors shall not be permitted to consume food or beverages in the common areas.

20.  MACHINERY
     ---------

Tenant shall not operate, or permit to be operated, any mechanical machinery, steam engine, boiler, or stove without Landlord's written consent; Tenant will not allow the use of oil, burning fluids, kerosene, gasoline or other fuels within the Premises.

21.  EXPLOSIVES
     ----------

No article deemed as extra-hazardous on account of fire or explosion shall be brought into the Premises.

22.  JANITORIAL SERVICE
     ------------------

Tenant shall not employ their own janitors except with the prior written consent of Landlord; when so employed, such janitors shall be subject to the regulations and control of Landlord (but not as agent or servant of Landlord.) Janitorial service will be provided.

23.  LITTERING/LOITERING
     -------------------

No littering or loitering.

24.  LANDLORD'S RIGHTS FOR REPAIRS
     -----------------------------

It is understood and agreed that Landlord has the undisputed right to temporarily discontinue water, electric, air conditioning, elevator, or any other service necessary for the proper maintenance, repair, or improvement of the Building In the event of any inconsistency between the Lease with Tenant and the Rules and Regulations herein, the terms of the Lease shall control.

                                   EXHIBIT "D"

                               APPROVED FLOOR PLAN






                   To Be Provided by Tenant as per Section 7.3

                                   EXHIBIT "E"

                        TENANT IMPROVEMENT SPECIFICATIONS

Landlord will provide $56,487 to develop the Approved Floor Plan (Exhibit D) and Tenant Improvement Specifications as provided by Tenant. It is Landlord's intent to construct the improvements at its expense pursuant to the provisions of
Article VII of the Lease Agreement, subject to a limitation of $56,487 in total tenant improvement costs paid by Landlord. Should the total cost of said improvements exceed $56,487 then all such excess costs shall be paid for by Tenant pursuant to the provisions of Article VII.

                                   EXHIBIT "F"

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                             (Fee Transaction Form)

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation with offices at 730 Third Avenue, New York, New York 10017 ("Lender") and _________________________, a [an] [individual] _______________
(name of state) [corporation] [limited liability company] [general partnership] [limited partnership] [d/b/a _________________________] with its principal place of business at _________________________ ("Tenant").

                                    RECITALS:

     A. Lender has made or is about to make a loan (together with all advances and increases, the "Loan") to _________________________, a [an] [individual] [corporation] [limited company] [general partnership] [limited partnership] ("Borrower").

     B. Borrower, as landlord, and Tenant have entered into a lease dated _________________________ as amended by amendments dated
_________________________ (the "Lease") which leased to Tenant [Suite Number
__________] [Floor __________] [Store Number __________] (the "Leased Space")
located in the Property (defined below).

     C. The Loan is or will be secured by the [Open-End] Mortgage, Assignment of Leases and Rents, Fixture Filing Statement and Security Agreement recorded or to be recorded in the official records of the County of _______________, State or Commonwealth of _______________ (together with all advances, increases, amendments or consolidations, the "Mortgage") and the Assignment of Leases and Rents recorded or to be recorded in such official records (together with all amendments or consolidations, the "Assignment"), assigning to Lender the Lease and all rent, additional rent and other sums payable by Tenant under the Lease (the "Rent").

     D. The Mortgage encumbers the real property, improvements and fixtures located at _________________________ in the City of _______________, County of
_______________, State or Commonwealth of _______________, commonly known as
_______________, and described on Exhibit "A" (the "Property").

IN CONSIDERATION of the mutual agreements contained in this Agreement, Lender and Tenant agree as follows:

          1. The Lease and all of Tenant's rights under the Lease are and will remain subject and subordinate to the lien of the Mortgage and all of Lender's rights under the Mortgage and Tenant will not subordinate the Lease to any other lien against the Property without Lender's prior consent.

          2. This Agreement constitutes notice to Tenant of the Mortgage and the Assignment and, upon receipt of notice from Lender, Tenant will pay the Rent as and when due under the Lease to Lender and the payments will be credited against the Rent due under the Lease.

          3. Tenant does not have and will not acquire any right or option to purchase any portion of or interest in the Property.

          4. Tenant and Lender agree that if Lender exercises its remedies under the Mortgage or the Assignment and if Tenant is not then in default under this Agreement and if Tenant is not then in default beyond any applicable grace and cure periods under the Lease:

          (a) Lender will not name Tenant as a party to any judicial or non-judicial foreclosure or other proceeding to enforce the Mortgage unless joinder is required under applicable law but in such case Lender will not seek affirmative relief against Tenant, the Lease will not be terminated and Tenant's possession of the Leased Space will not be disturbed;

          (b) If Lender or any other entity (a "Successor Landlord") acquires the Property through foreclosure, by other proceeding to enforce the Mortgage or by deed-in-lieu of foreclosure (a "Foreclosure"), Tenant's possession of the Leased Space will not be disturbed and the Lease will continue in full force and effect between Successor Landlord and Tenant, and

          (c) If, notwithstanding the foregoing, the Lease is terminated as a result of a Foreclosure, a lease between Successor Landlord and Tenant will be deemed created, with no further instrument required, on the same terms as the Lease except that the term of the replacement lease will be the then unexpired term of the Lease. Successor Landlord and Tenant will execute a replacement lease at the request of either.

          5. Upon Foreclosure, Tenant will recognize and attorn to Successor Landlord as the landlord under the Lease for the balance of the term. Tenant's attornment will be self-operative with no further instrument required to effectuate the attornment except that at Successor Landlord's request, Tenant will execute instruments reasonably satisfactory to Successor Landlord confirming the attornment.

          6. Successor Landlord will not be:

               (a) liable for any act or omission of any prior landlord under the Lease occurring before the date of the Foreclosure except for repair and maintenance obligations of a continuing nature imposed on the landlord under the Lease;

               (b) required to credit Tenant with any Rent paid more than one month in advance or for any security deposit unless such Rent or security deposit has been received by Successor Landlord;

               (c) bound by any amendment, renewal or extension of the Lease that is inconsistent with the terms of this Agreement or is not in writing and signed both by Tenant and landlord;

               (d) bound by any reduction of the Rent unless the reduction is in connection with an extension or renewal of the Lease at prevailing market terms or was made with Lender's prior consent;

               (e) bound by any reduction of the term(1) of the Lease or any termination, cancellation of surrender of the Lease unless the reduction, termination, cancellation or surrender occurred during the last 6 months of the term or was made with Lender's prior consent;

-------------
(1) For purposes of this subparagraph "the term of the Lease" includes any renewal term after the right to renew has been exercised.

               (f) bound by any amendment, renewal or extension of the Lease entered into without Lender's prior consent if the Leased Space represents 50% or more of the net rentable area of the building in which the Leased Space is located;

               (g) [INCLUDE ONLY FOR SHOPPING CENTER LEASES] bound by any amendment, renewal or extension of the Lease entered into without Lender's prior consent, if Tenant is a major department store or anchor tenant;

               (h) subject to any credits, offsets, claims, counterclaims or defenses that Tenant may have that arose prior to the date of the Foreclosure or liable for any damages Tenant may suffer as a result of any misrepresentation, breach of warranty or any act of or failure to act by any party other than Successor Landlord;

               (i) bound by any obligation to make improvements to the Property, including the Leased Space, to make any payment or give any credit or allowance to Tenant provided for in the Lease or to pay any leasing commissions arising out of the Lease, except that Successor Landlord will be:

                    (i) bound by any such obligations provided for in the
               Lender-approved form lease;

                    (ii) bound by any such obligations if the overall economic terms of the Lease (including the economic terms of any renewal options) represented market terms for similar space in properties comparable to the Property when the Lease was executed; and

                    (iii) bound to comply with the casualty and condemnation
               restoration provisions included in the Lease provided that Successor Landlord receives the insurance or condemnation proceeds;

               (j) liable for obligations under the Lease with respect to any off-site property or facilities for the use of Tenant (such as off-site leased space or parking) unless Successor Landlord acquires in the Foreclosure the right, title or interest to the off-site property.

          7. Lender will have the right, but not the obligation, to cure any default by Borrower, as landlord, under the Lease. Tenant will notify Lender of any default that would entitle Tenant to terminate the Lease or abate the Rent and any notice of termination or abatement will not be effective unless Tenant has so notified Lender of the default and Lender has had a 30-day cure period (or such longer period as may be necessary if the default is not susceptible to cure within 30 days) commencing on the latest to occur of the date on which (i) the cure period under the Lease expires; (ii) Lender receives the notice required by this paragraph; and
     (iii) Successor Landlord obtains possession of the Property if the default is not susceptible to cure without possession.

          8. All notices, requests or consents required or permitted to be given under this Agreement must be in writing and sent by certified mail, return receipt requested or by nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at the address set forth above.

          9. Any claim by Tenant against Successor Landlord under the Lease or this Agreement will be satisfied solely out of Successor Landlord's interest in the Property and Tenant will not seek recovery against or out of any other assets of Successor Landlord. Successor Landlord will have no liability or responsibility for any obligations under the Lease that arise subsequent to any transfer of the Property by Successor Landlord.

          10. This Agreement is governed by and will be construed in accordance with the laws of the state or commonwealth in which the Property is located.

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

          11. Lender and Tenant waive trial by jury in any proceeding brought by, or counterclaim asserted by, Lender or Tenant relating to the Agreement.

          12. If there is a conflict between the terms of the Lease and this Agreement, the terms of this Agreement will prevail as between Successor Landlord and Tenant.

          13. This Agreement binds and inures to the benefit of Lender and Tenant and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

          14. This Agreement contains the entire agreement between Lender and Tenant with respect to the subject matter of this Agreement, may be executed in counterparts that together constitute a single document and may be amended only by a writing signed by Lender and Tenant.

          15. [INCLUDE ONLY IN SNDA'S SIGNED POST-CLOSING] Tenant certifies that: the Lease represents the entire agreement between the landlord under the Lease and Tenant regarding the Leased Space, the Lease is in full force and effect; neither party is in default under the Lease beyond any applicable grace and cure periods and no event has occurred which with the giving of notice or passage of time would constitute a default under the Lease; Tenant has entered into occupancy and is open and conducting business in the Leased Space; and all conditions to be performed to date by the landlord under the Lease have been satisfied.


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

IN WITNESS WHEREOF, Lender and Tenant have executed and delivered this Agreement as of ____________________, 2006.


                               TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA, a New York
                               Corporation

                               By:  __________________________________
                                    Name:  ___________________________
                                    Title:  __________________________



                               Insert Name of Tenant
                               A [an] [individual] _____ [corporation] [limited Liability company] [general partnership] [d/b/a _______________________________].

                               By:  __________________________________
                                    Name:  ___________________________
                                    Title:  __________________________


[OBSERVE ALL STATE SPECIFIC REQUIREMENTS FOR EXECUTION OF A RECORDABLE DOCUMENT AND ADD STATE-APPROVED FORMS OF ACKNOWLEDGMENT]


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